Putnam
International
Voyager
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Last summer, with the world's markets beset by turbulence and uncertainty, it would have been difficult to imagine that a scant year later we would be noting their remarkable resilience. The unexpected vitality that many of these markets are displaying has not occurred by accident; experienced investors the world over keep a close watch on the fundamentals and respond accordingly. Where they see potential opportunity, they invest; where they see potential trouble, they steer clear.

Japan's economy, in retreat for nearly a decade, is showing signs of recovery and the stock market has taken note. In Europe, dynamic new companies, capitalizing on emerging technologies, are springing up and flourishing. Your fund's managers have responded, as they explain in the following report for Putnam International Voyager Fund's fiscal 1999.

I am pleased to announce the addition of Joseph P. Joseph to the management team. Joe joined Putnam in 1994 from Vert Independent Capital Research, Inc. He has 11 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
October 20, 1999


Report from the Fund Managers

Joshua Byrne
Nigel Hart
Joseph Joseph
Omid Kamshad

Although world markets have been unusually volatile in the past year, they have also showed unexpected resilience. Securities recovered in a matter of months from the plunge caused by Russia's currency devaluation in August 1998. But the good news did not end there. Stronger-than-expected growth in Japan and other Asian markets has produced strong equity performance. Putnam International Voyager Fund has benefited from this upswing, as the small and midsize companies in which the fund mainly invests proved to be in the vanguard of the recovery. Our strategy, which targets undervalued stocks of companies positioned for solid growth, fared well as industry consolidation, new business models, and nascent technologies helped many holdings achieve strong earnings.

During the past fiscal year, the fund once again posted strong results relative to its peers and relative to its benchmark index, the Morgan Stanley Capital International EAFE Index, which achieved 25.67% return for the year that ended August 31, 1999.

Total return for 12 months ended 8/31/99

      Class A          Class B           Class C           Class M
    NAV     POP      NAV     CDSC      NAV     CDSC      NAV     POP
------------------------------------------------------------------------
   43.98%  35.75%   42.84%  37.84%    42.97%  41.97%    43.17%  38.11%
------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* JAPANESE ECONOMIC SURGE BOOSTS STOCKS

Among the most noteworthy events of the past year has been the extraordinary performance of Japanese equities. This was unexpected because Japan's economy, which has been in a slump for most of the past decade, suffered a further decline in 1998. This weakness, combined with the government's inability to formulate a solution, contributed to global volatility. At the beginning of the fiscal year we had decided to underweight Japan because of its weak economic situation. A new prime minister, Keizo Obuchi, who inspired little confidence as he took office amid the crisis, is now credited with a successful stimulus program that has helped the economy expand in both the first and second quarters of 1999.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and
finance                  19.7%

Electronics and
electrical equipment      9.3%

Broadcasting              6.0%

Advertising               5.9%

Telecommunications        5.8%

Footnote reads:
*Based on net assets as of 8/31/99. Holdings will vary over time.


Japan's improving economic situation has been matched by a growing willingness among Japanese companies to adapt to new ways of doing business. This has been especially true among the smaller companies in which your fund mainly invests. An example is Round One, a company that owns and operates family entertainment centers. We selected this stock because we believed it appeared undervalued and the company applies an innovative strategy to achieve earnings growth and a high return on equity. Round One purchases old bowling alleys in Japanese cities and remodels them, adding new lighting, videogame arcades, and restaurant facilities. The company is tapping into pent-up consumer demand and achieving strong returns on its investments. While this holding, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

We continue to find a number of interesting opportunities among smaller companies in Japan. One reason we have confidence in their potential is that many of these companies rely on the domestic economy for their earnings growth. They stand to benefit from the improving economic situation and are insulated from the effects of a strengthening yen. By contrast, larger Japanese companies that export extensively have struggled a bit lately, because the strength of the yen has made their products more expensive on world markets.

* SINGAPORE AND HONG KONG LEAD ASIAN RECOVERY

While the portfolio held few Japanese equities early in the fiscal year, we established significant positions in Singapore and Hong Kong. These two markets were attractive because in our view they are stable developed markets but nonetheless share in the positive effects when less developed markets nearby experience growth. We believed these two markets would benefit as Asian economies rebounded from economic problems of 1997 and 1998. For example, in Singapore, holdings such as Keppel Bank and Overseas Union Bank have shown new vigor this year thanks to rising consumer spending and business activity in the region.

Morningstar has awarded Putnam International Voyager Fund's class A shares a rating of 5 out of 5 stars for 3-year performance as of September 30, 1999. The top 10% of the 1025 international equity funds rated received 5 stars.*

*Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 9/30/99 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. Performance of other share classes will vary. The fund was not ranked over longer periods.


* IN EUROPE, YOUNG COMPANIES FOLLOW U.S. MODELS

Although we have been adding to the portfolio's Japanese position this year, European equities still make up a majority of fund holdings. In Europe we have found many dynamic young companies selling at attractive prices. We believe this trend represents a dramatic change in European markets, where manufacturing companies traditionally dominated. These old-style companies were unattractive investments because they were capital intensive and did not achieve high returns on equity. The new type of company we favor in this fund bases its business models on U.S. precedents and aims for higher returns on capital investments. Such companies tend to be clustered in media, software, service, and telecommunication sectors.

ARM Holdings PLC of the United Kingdom designs microprocessors used in approximately 70% of cellular phones. We consider its business model one of the best: Instead of actually making the microprocessors, which requires investments in factories and dependency on product cycles, ARM merely licenses its designs to other producers. In a strong endorsement of the company's technological prowess, in September 1999 Intel, the world's largest computer chip manufacturer, announced that it would use ARM's designs for a new generation of products for Internet service providers.

Esat Telecom Group is a long-distance telephone service provider based in Ireland. It also owns a 50% stake in a cellular telephone service company. These services in Ireland are fairly new and Esat is tapping into their popularity; in the past two years it has had a strong surge in subscribers. In the media sector, we favor France's Havas Advertising, France's top communications company, and Publicis, which specializes in designing company homepages as well as advertising and yellow pages for the World Wide Web.

Putnam International Voyager Fund's class A shares were ranked in the top 1% of the international funds ranked by Lipper for the 3-year period ended September 30, 1999. The fund was 1 out of 368 international funds ranked.+

+Past performance is not indicative of future results. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Performance of other share classes will vary. For the 1-year period, the fund ranked 14 out of 578 (top 3%) international funds. The fund was not ranked over longer periods.


Financial companies are also offering new opportunities in Europe. Most households in Europe still do not own equity or mutual fund investments, but these products are likely to become more popular as interest rates on bank deposits decline. In Spain and Italy, in particular, government fiscal discipline imposed by Economic and Monetary Union has brought down interest rates. To take advantage of the migration of households to new types of investments, the fund owns management companies that are gathering new assets. In Italy, the fund owns several regional banks that distribute mutual funds. One such company is Banca Populare di Brescia. The fund also owns Julius Baer Holdings, a Swiss brokerage company that is attracting new clients who are dissatisfied with the impersonal service of larger banks.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Esat Telecom Group
Ireland
Telecommunications

Banco Popolare di Brescia
Italy
Insurance and finance

Publicitas Holding
Switzerland
Advertising

Aiful
Japan
Insurance and finance

Promise Co.
Japan
Insurance and finance

Benesse
Japan
Education

Round One
Japan
Recreation

Nikko Securities
Japan
Insurance and finance

Kingston Communication
United Kingdom
Telecommunications

Havas Advertising
France
Advertising

Footnote reads:
These holdings represent 17.4% of the fund's net assets as of 8/31/99. Portfolio holdings will vary over time.


* INTERNATIONAL MARKETS VASTLY IMPROVED SINCE LAST YEAR

As the fund's 2000 fiscal year begins, we believe that world markets are in a better position than anyone could have anticipated a year ago. As we have discussed above, Japan and Europe offer dynamic new companies. We have, in fact, added research capabilities to cover the dramatic changes in technology, capital goods, media, and retail sectors in many regions of the globe. Because we have found many attractive companies in developed markets the fund currently has few holdings in emerging markets. Hong Kong and Singapore which we consider to be developed markets, might still feel additional bumps on Asia's road to full recovery, but we are confident that fund holdings in those countries are globally competitive and able to weather market turmoil relatively well. In Europe, certain macroeconomic factors are also supportive, such as a likely cut in business taxes in Europe, strong consumer spending in France, and a rallying economy in the United Kingdom. These conditions provide a healthy environment for small and midsize companies.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/99, there is no guarantee the fund will continue to hold these securities in the future. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Voyager Fund is designed for investors seeking long-term capital appreciation primarily through common stocks of smaller-capitalization companies located outside the United States.



TOTAL RETURN FOR PERIODS ENDED 8/31/99

                        Class A            Class B             Class C            Class M
(inception dates)     (12/28/95)          (10/30/96)          (7/26/99)          (10/30/96)
                    NAV        POP      NAV       CDSC      NAV      CDSC      NAV        POP
--------------------------------------------------------------------------------------------------
1 year             43.98%     35.75%   42.84%    37.84%    42.97%   41.97%    43.17%     38.11%
--------------------------------------------------------------------------------------------------
Life of fund      123.12     110.25   117.21    114.21    117.10   117.10    118.86     111.19
Annual average     24.44      22.45    23.54     23.07     23.52    23.52     23.79      22.59
--------------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/99

                                     MSCI             Consumer
                                  EAFE Index         price index
---------------------------------------------------------------------
1 year                              25.67%              2.33%
---------------------------------------------------------------------
Life of fund                        39.16               8.93
Annual average                       9.43               2.36
---------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/28/95

                 Fund's class A      MSCI EAFE     Consumer price
Date              shares at POP        Index           index

12/28/95              9,425            10,000          10,000
8/31/96              10,499            10,168          10,248
8/31/97              13,065            11,089          10,476
8/31/98              14,603            11,073          10,645
8/31/99             $21,025           $13,916         $10,893

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B or class C shares would have been valued at $21,721 ($21,421 at CDSC) and $21,710, respectively, and no contingent deferred sales charges would apply for class C shares; a $10,000 investment in the fund's class M shares would have been valued at $21,886 ($21,119 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/99

                          Class A      Class B      Class C      Class M
-----------------------------------------------------------------------------
Distributions (number)       1            1           --            1
-----------------------------------------------------------------------------
Income                    $0.135       $0.058     $   --         $0.082
-----------------------------------------------------------------------------
Capital gains
  Long-term                0.249        0.249         --          0.249
-----------------------------------------------------------------------------
  Short-term               0.022        0.022         --          0.022
-----------------------------------------------------------------------------
  Total                   $0.406       $0.329     $   --         $0.353
-----------------------------------------------------------------------------
Share value:            NAV     POP      NAV         NAV      NAV      POP
-----------------------------------------------------------------------------
8/31/98                $12.37  $13.12  $12.25     $   --     $12.30   $12.75
-----------------------------------------------------------------------------
7/26/99*                   --      --      --      16.21         --       --
-----------------------------------------------------------------------------
8/31/99                 17.28   18.33   17.07      17.27      17.15    17.77
-----------------------------------------------------------------------------

 *Inception date of class C shares.



TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                        Class A             Class B             Class C            Class M
(inception dates)      (12/28/95)          (10/30/96)          (7/26/99)          (10/30/96)
                     NAV        POP      NAV       CDSC      NAV      CDSC      NAV        POP
--------------------------------------------------------------------------------------------------
1 year              53.82%     44.97%   52.66%    47.66%    52.73%   51.73%    53.01%     47.60%
--------------------------------------------------------------------------------------------------
Life of fund       127.38     114.27   121.16    118.16    121.12   121.12    123.07     115.25
Annual average      24.42      22.47    23.50     23.05     23.50    23.50     23.79      22.62
--------------------------------------------------------------------------------------------------



Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged list of equity securities from Europe, Australasia and the Far East, with all values expressed in U.S. dollar. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminv.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

*DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended August 31, 1999

To the Board of Trustees of Putnam Investment Funds and
Shareholders of Putnam International Voyager Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Voyager Fund (the "fund") at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 1999




The fund's portfolio
August 31, 1999

COMMON STOCKS (96.7%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Australia (2.2%)
--------------------------------------------------------------------------------------------------------------------------
            691,180  Data Advantage Ltd. (NON)                                                              $    1,698,113
            287,507  Macquarie Bank Ltd.                                                                         3,844,492
            904,605  QBE Insurance Group Ltd.                                                                    3,241,091
                                                                                                            --------------
                                                                                                                 8,783,696

Austria (0.4%)
--------------------------------------------------------------------------------------------------------------------------
              6,513  Austria Technologie & Systemtechnik AG (NON)                                                  199,756
             45,880  Austria Technologie & Systemtechnik AG 144A (NON)                                           1,407,158
                                                                                                            --------------
                                                                                                                 1,606,914

Canada (2.0%)
--------------------------------------------------------------------------------------------------------------------------
            365,612  Abitibi-Consolidated, Inc. (NON)                                                            4,358,937
             81,469  Four Seasons Hotels, Inc. (NON)                                                             3,645,097
                                                                                                            --------------
                                                                                                                 8,004,034

China (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            242,000  Shandong International Power Development Co. Ltd. (NON)                                        48,308
          2,538,000  Shandong International Power Development Co. Ltd. 144A (NON)                                  506,633
                                                                                                            --------------
                                                                                                                   554,941

Denmark (1.6%)
--------------------------------------------------------------------------------------------------------------------------
             42,466  Vestas Wind Systems A/S (NON)                                                               5,380,800
              9,070  Vestas Wind Systems A/S 144A (NON)                                                          1,149,245
                                                                                                            --------------
                                                                                                                 6,530,045

Finland (2.0%)
--------------------------------------------------------------------------------------------------------------------------
            246,536  Perlos Oyj (NON)                                                                            3,519,942
            102,000  Perlos Oyj 144A (NON)                                                                       1,456,337
             92,717  Sampo Insurance Co., Ltd. Class A                                                           3,039,782
                                                                                                            --------------
                                                                                                                 8,016,061

France (8.6%)
--------------------------------------------------------------------------------------------------------------------------
             19,005  Bouygues S.A.                                                                               5,246,019
             67,006  Chargeurs S.A.                                                                              4,003,903
             82,377  CNP Assurances                                                                              2,173,692
             15,600  CNP Assurances 144A                                                                           411,639
             26,053  Havas Advertising SA                                                                        6,172,018
             35,755  ISIS Holdings                                                                               2,722,643
             14,417  NRJ S.A.                                                                                    3,859,122
             25,086  Publicis S.A.                                                                               5,200,067
             24,253  Sidel S.A.                                                                                  2,685,552
             11,543  Societe Television Francaise 1                                                              2,881,059
                                                                                                            --------------
                                                                                                                35,355,714

Germany (4.2%)
--------------------------------------------------------------------------------------------------------------------------
             96,245  EM TV & Merchandising AG                                                                    5,720,526
             64,173  Intershop Communications AG (NON)                                                           5,755,322
             14,390  Stinnes AG (NON)                                                                              227,522
            199,325  Stinnes AG 144A (NON)                                                                       3,151,551
             63,089  Zapf Creaton AG (NON)                                                                       2,151,814
                                                                                                            --------------
                                                                                                                17,006,735

Hong Kong (2.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,679,000  Cathay Pacific Airways                                                                      4,554,245
            895,000  Johnson Electric Holdings Ltd.                                                              4,034,231
            657,000  Li & Fung Ltd.                                                                              2,106,854
                                                                                                            --------------
                                                                                                                10,695,330

Indonesia (--%)
--------------------------------------------------------------------------------------------------------------------------
            175,400  PT Telekomunikasi Indonesia                                                                    67,638

Ireland (3.7%)
--------------------------------------------------------------------------------------------------------------------------
            209,811  Esat Telecom Group PLC (NON)                                                                8,549,798
            759,990  Independent News & Media PLC                                                                3,713,396
            295,419  Irish Life & Permanent PLC                                                                  3,061,864
                                                                                                            --------------
                                                                                                                15,325,058

Italy (7.0%)
--------------------------------------------------------------------------------------------------------------------------
             36,786  ACEA SpA (NON)                                                                                434,567
            381,377  ACEA SpA 144A (NON)                                                                         4,505,356
            144,671  Banca Popolare Commercio de Industria SpA                                                   3,483,902
            181,079  Banca Popolare di Brescia SpA (REL)                                                         7,938,054
            224,433  Banca Populare Santa Venera                                                                 2,639,447
          2,792,486  CIR-Compagnie Industriali Riunite SpA                                                       4,158,293
            209,991  Class Editori                                                                               1,619,010
             21,101  Ericsson SpA                                                                                  680,651
            672,225  Unicem SpA                                                                                  2,993,079
                                                                                                            --------------
                                                                                                                28,452,359

Japan (18.8%)
--------------------------------------------------------------------------------------------------------------------------
             44,920  Aiful Corp.                                                                                 7,799,865
             38,800  Benesse Corp.                                                                               6,733,650
             18,000  C TWO-NETWORK Co., Ltd.                                                                     4,274,753
             44,100  Disco Corp.                                                                                 4,471,228
            409,000  Futaba Industrial Co., Ltd.                                                                 5,902,631
             12,000  Internet Initiative ADR                                                                       619,500
             41,300  KDD Corp.                                                                                   3,225,384
             54,700  Kita Kyushu Coca-Cola Bottling                                                              2,578,115
            141,000  Mitsumi Electric Company, Ltd.                                                              4,237,212
            741,000  Nikko Securities Co. Ltd.                                                                   6,416,405
             42,000  Nippon Broadcasting System                                                                  2,604,859
             84,000  Promise Co., Ltd.                                                                           6,982,097
                508  Round One Corp.                                                                             6,681,768
             66,700  Sundrug Co. Ltd.                                                                            3,655,462
             48,000  Taiyo Ink Manufacturing                                                                     5,392,766
              3,400  Trans Cosmos, Inc.                                                                            346,273
             60,000  Tsuruha Co., Ltd.                                                                           4,987,212
                                                                                                            --------------
                                                                                                                76,909,180

Mexico (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             62,948  Fomento Economico Mexicano, S.A. de C.V. ADR (NON)                                          2,081,218
            400,947  TV Azteca, S.A. de C.V.                                                                     2,029,794
                                                                                                            --------------
                                                                                                                 4,111,012

Netherlands (3.0%)
--------------------------------------------------------------------------------------------------------------------------
             64,462  Beter Bed Holding N.V.                                                                      1,942,988
             78,230  Hunter Douglas N.V. ADR                                                                     2,461,397
            305,856  Ispat International N.V. (NON)                                                              3,173,256
            353,734  Versatel Telecom International N.V. (NON)                                                   4,863,418
                                                                                                            --------------
                                                                                                                12,441,059

New Zealand (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            122,491  Fletcher Challenge Building                                                                   169,850
          1,253,310  Restaurant Brands New Zealand Ltd.                                                            894,878
                                                                                                            --------------
                                                                                                                 1,064,728

Portugal (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             82,242  Brisa-Auto Estradas de Portugal, S.A.                                                       3,187,785
             58,286  Semapa -- Sociedade de Investimento e Gestao SGPS, S.A.                                       989,375
                                                                                                            --------------
                                                                                                                 4,177,160

Singapore (4.2%)
--------------------------------------------------------------------------------------------------------------------------
            792,000  Allgreen Real Estate 144A                                                                     766,693
          3,625,500  Courts Ltd.                                                                                 2,196,229
            501,000  JIT Holdings Ltd.                                                                           1,112,804
          1,961,800  Keppel Bank                                                                                 4,171,068
            187,200  Keppel Land Ltd.                                                                              287,949
            986,100  Overseas Union Bank Ltd.                                                                    5,153,629
            381,000  Venture Manufacturing Ltd.                                                                  3,643,010
                                                                                                            --------------
                                                                                                                17,331,382

South Korea (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            132,300  Kookmin Bank 144A GDR                                                                       1,849,963
            100,200  Shinhan Bank GDR                                                                            1,078,424
             24,100  Shinhan Bank 144A GDR                                                                         512,125
                                                                                                            --------------
                                                                                                                 3,440,512

Spain (4.5%)
--------------------------------------------------------------------------------------------------------------------------
             72,244  Acciona S.A.                                                                                3,727,812
             85,761  Cementos Portland, S.A.                                                                     2,851,634
            146,665  CF Alba Spain S.A.                                                                          4,319,894
            144,890  Inmobiliaria Metropolitana Vasco Central S.A.                                               3,118,346
             30,420  Mapfre Vida Seguros S.A.                                                                      849,345
             32,990  TPI Paginas Amarillas S.A. (NON)                                                              757,118
             50,662  TPI Paginas Amarillas 144A S.A. (NON)                                                       1,162,679
            167,340  Transportes Akzar S.A.                                                                      1,760,929
                                                                                                            --------------
                                                                                                                18,547,757

Sweden (1.5%)
--------------------------------------------------------------------------------------------------------------------------
             11,786  Framtidsfabriken AB (NON)                                                                     483,496
             26,500  Framtidsfabriken AB 144A (NON)                                                              1,087,107
            164,453  Modern Times Group MTG AB (NON)                                                             4,590,704
                                                                                                            --------------
                                                                                                                 6,161,307

Switzerland (9.1%)
--------------------------------------------------------------------------------------------------------------------------
              3,893  Ares-Serono Group Class B                                                                   5,890,301
              1,020  Bank Sarasin & Cie AG                                                                       1,816,254
              8,213  Edipresse S.A.                                                                              2,957,440
              1,503  Julius Baer Holdings AG                                                                     4,637,602
              4,789  Kuehne & Nagel Intl. AG                                                                     3,306,577
              2,005  Lindt & Spuengli AG                                                                         5,199,620
             10,404  Publicitas Holding S.A.                                                                     7,802,141
              7,973  Sika Finanz AG                                                                              2,404,806
                798  Verwaltungs-und Privat-Bank AG                                                              3,429,792
                                                                                                            --------------
                                                                                                                37,444,533

Taiwan (1.7%)
--------------------------------------------------------------------------------------------------------------------------
             42,300  Ase Test Limited                                                                              972,900
            310,300  Winbond Electronics Corp. GDR                                                               5,895,700
                                                                                                            --------------
                                                                                                                 6,868,600

United Kingdom (16.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,187,884  Aegis Group PLC                                                                             4,919,238
            238,100  Aegis Group PLC 144A                                                                          535,344
            431,277  ARM Holdings PLC (NON)                                                                      6,109,004
             75,365  Canary Wharf Finance 144A PLC (NON)                                                           472,041
            490,820  Canary Wharf Finance PLC (NON)                                                              3,074,202
            320,711  Carpetright PLC                                                                             2,343,531
            438,627  D.F.S. Furniture Co. PLC                                                                    2,275,325
             58,561  eXchange Holdings (The) PLC (NON)                                                             182,455
          1,806,900  eXchange Holdings (The) PLC 144A (NON)                                                      5,629,650
            114,609  Flextech PLC (NON)                                                                          1,693,371
            513,600  Freeserve PLC (NON)                                                                         1,509,460
            134,233  Future Network PLC (NON)                                                                    1,013,218
            140,600  Future Network PLC 144A (NON)                                                               1,061,277
             97,633  Hit Entertainment PLC                                                                       1,301,428
            402,628  Independent Insurance Group, Inc.                                                           1,842,869
          1,072,000  Kingston Comunication (Hull) 144A PLC                                                       6,197,875
             56,700  Matalan 144A                                                                                  801,330
             78,144  Matalan PLC                                                                                 1,104,393
          1,126,384  Pace Micro Technology PLC                                                                   3,907,381
            717,692  Premier Farnell PLC                                                                         3,273,422
          1,074,278  Saatchi & Saatchi PLC                                                                       3,976,795
            514,760  Securicor Group PLC                                                                         4,856,889
            355,775  Smith (W.H.) Group PLC                                                                      3,273,977
            317,632  Trinity PLC                                                                                 2,759,733
            338,463  Viridian Group PLC                                                                          3,239,524
                                                                                                            --------------
                                                                                                                67,353,732
                                                                                                            --------------
                     Total Common Stocks (cost $308,772,982)                                                $  396,249,487

SHORT-TERM INVESTMENTS (1.5%) (a) (cost $5,941,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    5,941,000  Interest in $452,313,000 joint repurchase agreement dated August 31, 1999 with Morgan (J.P.) & Co., Inc.
                       due September 1, 1999 with respect to various U.S.
                       Treasury obligations -- maturity value of $5,941,891
                       for an effective yield of 5.40%                                                      $    5,941,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $314,713,982) (b)                                              $  402,190,487
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $409,670,679.

  (b) The aggregate identified cost on a tax basis is $321,740,673, resulting in gross unrealized appreciation and depreciation of $89,352,385 and $8,902,571, respectively, or net unrealized appreciation of $80,449,814.

(NON) Non-income-producing security.

(REL) Banca Popolare di Brescia is involved in a joint venture with Putnam Investments.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of
      1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary Receipts,
      respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentration greater than 10% at August 31, 1999 (as a percentage of net assets):

              Insurance and finance     19.7%

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $314,713,982) (Note 1)        $402,190,487
-----------------------------------------------------------------------------------------------
Cash                                                                                        831
-----------------------------------------------------------------------------------------------
Foreign currency                                                                        991,248
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                               342,608
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                5,639,628
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        4,484,858
-----------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                1,027
-----------------------------------------------------------------------------------------------
Total assets                                                                        413,650,687

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      2,217,775
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              362,072
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            920,321
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              162,939
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             7,355
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,226
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  240,820
-----------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                   50
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   67,450
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     3,980,008
-----------------------------------------------------------------------------------------------
Net assets                                                                         $409,670,679

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $310,995,937
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (1,862,835)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                                       12,738,284
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                    87,799,293
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $409,670,679

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($216,735,166 divided by 12,542,716 shares)                                              $17.28
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $17.28)*                                  $18.33
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($171,523,850 divided by 10,048,413 shares)**                                            $17.07
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,710,729 divided by156,983 shares)**                                                  $17.27
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($18,700,934 divided by 1,090,229 shares)                                                $17.15
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.15)*                                  $17.77
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $505,233)                                          $ 3,813,017
-----------------------------------------------------------------------------------------------
Interest                                                                                459,644
-----------------------------------------------------------------------------------------------
Total investment income                                                               4,272,661

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      2,905,440
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          712,790
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        18,475
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          7,240
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   339,178
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 1,051,190
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                     1,221
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    90,247
-----------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                            1,997
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  44,718
-----------------------------------------------------------------------------------------------
Registration fees                                                                        43,218
-----------------------------------------------------------------------------------------------
Auditing                                                                                 34,620
-----------------------------------------------------------------------------------------------
Legal                                                                                     5,029
-----------------------------------------------------------------------------------------------
Postage                                                                                  54,454
-----------------------------------------------------------------------------------------------
Other                                                                                    38,085
-----------------------------------------------------------------------------------------------
Total expenses                                                                        5,347,902
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (27,868)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          5,320,034
-----------------------------------------------------------------------------------------------
Net investment loss                                                                  (1,047,373)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     14,339,164
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (653,327)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                      408,462
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                           85,256,072
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              99,350,371
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $98,302,998
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended August 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                               $  (1,047,373)  $      (7,875)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                        13,685,837       3,792,073
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
asset and liabilities in foreign currencies                                          85,664,534         937,264
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 98,302,998       4,721,462
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                            (436,394)       (159,691)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (152,883)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (24,395)           (432)
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                            (634,481)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (222,278)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (35,469)             --
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                          (2,149,683)     (2,453,405)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,752,907)     (2,132,632)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (197,843)       (237,711)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   139,594,386      98,406,679
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        232,291,051      98,144,270

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   177,379,628      79,235,358
---------------------------------------------------------------------------------------------------------------
End of year (including distributions
in excess of net investment income
of $1,862,835 and $131,777, respectively)                                          $409,670,679    $177,379,628
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          Dec. 28, 1995+
operating performance                                                          Year ended August 31                 to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $12.37           $11.66            $9.47            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                      (.01)             .05              .02(d)           .04(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   5.33             1.25             2.28              .93
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 5.32             1.30             2.30              .97
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.06)            (.04)            (.07)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                     (.08)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.27)            (.55)            (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.41)            (.59)            (.11)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $17.28           $12.37           $11.66            $9.47
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                               43.98            11.77            24.44            11.41*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $216,735          $95,404          $40,687           $2,429
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                             1.78             1.92             2.10(d)          1.26*(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                             (.07)             .35              .15(d)           .44*(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              106.76            89.50           126.65            55.87*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements
    (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class A reflect a reduction of approximately $0.08 per share for the year ended August 31, 1996. Expenses for the period ended August 31,
    1997 reflect a reduction of $0.02, $0.01, and $0.02 for class A, class B, and class M, respectively.

(e) Distributions from net investment income amounted to less than $0.01 per share for class M.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          Oct. 30, 1996+
operating performance                                                                   Year ended August 31        to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $12.25           $11.60            $9.82
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                                       (.12)            (.05)            (.06)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    5.27             1.25             1.94
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  5.15             1.20             1.88
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.02)              --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                      (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.27)            (.55)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.33)            (.55)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $17.07           $12.25           $11.60
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                42.84            10.94            19.35*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                     $171,524          $73,176          $34,463
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                              2.53             2.67             2.39*(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                                              (.83)            (.43)            (.50)*(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               106.76            89.50           126.65
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements
    (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class A reflect a reduction of approximately $0.08 per share for the year ended August 31, 1996. Expenses for the period ended August 31,
    1997 reflect a reduction of $0.02, $0.01, and $0.02 for class A, class B, and class M, respectively.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          July 26, 1999+
operating performance                                                                                               to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $16.21
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                                                                         (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                      1.07
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    1.06
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                          --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $17.27
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                   6.54*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $2,711
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                                 .26*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                                                                                (.14)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                 106.76
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements
    (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class A reflect a reduction of approximately $0.08 per share for the year ended August 31, 1996. Expenses for the period ended August 31,
    1997 reflect a reduction of $0.02, $0.01, and $0.02 for class A, class B, and class M, respectively.

(e) Distributions from net investment income amounted to less than $0.01 per share for class M.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           Oct. 30, 1996+
operating performance                                                                   Year ended August 31        to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $12.30           $11.62            $9.82
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                                       (.08)            (.02)            (.03)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    5.28             1.25             1.93
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  5.20             1.23             1.90
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.03)              --(e)          (.06)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                      (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.27)            (.55)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.35)            (.55)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $17.15           $12.30           $11.62
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                43.17            11.20            19.56*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $18,701           $8,799           $4,086
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                              2.28             2.42             2.18*(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                                              (.58)            (.18)            (.26)*(d)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               106.76            89.50           126.65
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements
    (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class A reflect a reduction of approximately $0.08 per share for the year ended August 31, 1996. Expenses for the period ended August 31,
    1997 reflect a reduction of $0.02, $0.01, and $0.02 for class A, class B, and class M, respectively.

(e) Distributions from net investment income amounted to less than $0.01 per share for class M.



Notes to financial statements
August 31, 1999

Note 1
Significant accounting policies

Putnam International Voyager Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies outside of the United States.

The fund offers class A, class B, class C, and class M shares. The fund began offering class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 1999, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs, foreign taxes, realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1999, the fund reclassified $822,215 to decrease distributions in excess of net investment income and $1,776 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $820,439. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $3,662. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter. Prior to July 1, 1999, the fee was based on the following annual rates: 1.20% of the first $500 million of average net assets, 1.10% of the next $500 million, 1.05% of the next $500 million, 1.00% of the next $5 billion, 0.975% of the next $5 billion, 0.955% of the next $5 billion, 0.94% of the next $5 billion and 0.93% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 1999, fund expenses were reduced by $27,868 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $770 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00%, and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $203,043 and $19,076 from the sale of class A and class M shares, respectively and received $185,854 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $14,230 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended August 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $393,390,070 and $264,197,125 respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended August 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     12,064,985       $177,319,379
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      231,682          3,062,832
-----------------------------------------------------------------------------
                                                12,296,667        180,382,211

Shares
repurchased                                     (7,464,939)      (109,402,485)
-----------------------------------------------------------------------------
Net increase                                     4,831,728       $ 70,979,726
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,331,000       $ 82,848,055
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      224,603          2,461,648
-----------------------------------------------------------------------------
                                                 6,555,603         85,309,703

Shares
repurchased                                     (2,333,574)       (30,360,221)
-----------------------------------------------------------------------------
Net increase                                     4,222,029       $ 54,949,482
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,320,324       $ 92,834,075
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      148,012          1,943,391
-----------------------------------------------------------------------------
                                                 6,468,336         94,777,466

Shares
repurchased                                     (2,393,661)       (34,320,799)
-----------------------------------------------------------------------------
Net increase                                     4,074,675       $ 60,456,667
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,028,457        $51,974,706
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      180,293          1,967,001
-----------------------------------------------------------------------------
                                                 4,208,750         53,941,707

Shares
repurchased                                     (1,205,658)       (15,283,453)
-----------------------------------------------------------------------------
Net increase                                     3,003,092        $38,658,254
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                           to August 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        156,983        $ 2,627,586
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                   156,983          2,627,586

Shares
repurchased                                             --                 --
-----------------------------------------------------------------------------
Net increase                                       156,983        $ 2,627,586
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1999
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                        973,859        $14,189,696
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       18,823            248,090
-----------------------------------------------------------------------------
                                                   992,682         14,437,786

Shares
repurchased                                       (617,690)        (8,907,379)
-----------------------------------------------------------------------------
Net increase                                       374,992        $ 5,530,407
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1998
-----------------------------------------------------------------------------
Class M                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                        482,034        $ 6,367,558
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       21,553            235,566
-----------------------------------------------------------------------------
                                                   503,587          6,603,124

Shares
repurchased                                       (139,901)        (1,804,181)
-----------------------------------------------------------------------------
Net increase                                       363,686        $ 4,798,943
-----------------------------------------------------------------------------


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $2,346,607 as a 20% capital gain, for its taxable year ended August 31, 1999.

For the period, interest and dividends from foreign countries were $4,318,250. Taxes paid to foreign countries were $505,077.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


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Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Justin M. Scott
Vice President

Joseph Joseph
Vice President and Fund Manager

Joshua Byrne
Vice President and Fund Manager

Nigel Hart
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam International Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
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AN011-55016 2AZ/2CI/2CJ 10/99